Exhibit 1

SECOND MODIFICATION AGREEMENT

DATE:	Effective as of December 7, 2012
PARTIES:	Borrower:	UTAH MEDICAL PRODUCTS, INC.
a Utah corporation
	Lender:	JPMORGAN CHASE BANK, N.A.
a national banking association
RECITALS:

A.          Lender previously extended to UTAH MEDICAL PRODUCTS, INC., a Utah corporation (“Borrower”), a loan in the aggregate maximum principal amount of FOURTEEN MILLION AND NO/100 DOLLARS ($14,000,000.00) (the “Loan”) pursuant to a Credit Agreement, dated March 17, 2011, as amended pursuant to that certain First Modification Agreement dated September 23, 2011 (as amended and modified from time to time, the “Credit Agreement”), and evidenced by that certain Secured Promissory Note of even date with the Credit Agreement (as amended and modified from time to time, the “Note”).  Capitalized terms used in this Second Modification Agreement (this “Agreement”) and not otherwise defined in this Agreement shall have the meanings given to such terms in the Credit Agreement.

B.           The Loan is secured by, among other things, (i) a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated March 17, 2011 (as amended and modified from time to time, the “Midvale Deed of Trust”), executed by Borrower, as trustor, in favor of Lender, as beneficiary, and recorded on March 23, 2011, as Entry No. 11154728 in the official records of Salt Lake County, Utah (the “Official Records”); (ii) a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated March 17, 2011 (as amended and modified from time to time, the “Redwood Deed of Trust”), executed by Borrower, as trustor, in favor of Lender, as beneficiary, and recorded on March 23, 2011, as Entry No. 11154727 in the Official Records; and (iii) a Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated March 17, 2011 (as amended and modified from time to time, the “Leasehold Deed of Trust,” and together with the Midvale Deed of Trust and the Redwood Deed of Trust, the “Deeds of Trust”), executed by Borrower, as trustor, in favor of Lender, as beneficiary, and recorded on March 23, 2011, as Entry No. 11154726 in the Official Records. The Deeds of Trust, the security agreement contained therein, and all other agreements, documents and instruments securing the Loan and the Note are individually and collectively referred to herein as the “Security Documents.”

C.           The Credit Agreement, the Note, Security Documents, and all other agreements, documents, and instruments governing, evidencing, securing, guaranteeing, or otherwise relating to the Loan, as modified and amended in the Assumption Agreement and in this Agreement, are sometimes referred to herein individually and collectively as the “Loan Documents.”

D.          As of December 6, 2012, the current outstanding principal balance of the Loan is FOUR MILLION SIX HUNDRED SIXTY SIX THOUSAND SIX HUNDRED SIXTY SIX and 73/100 DOLLARS ($4,666,666.73).

E.          Borrower has requested that Lender modify the Loan and the Loan Documents as provided herein.  Lender is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.                 Accuracy of Recitals.

    Borrower acknowledges the accuracy of the Recitals.

2.                 Modification of Loan Documents.

2.1           Monthly Principal Payment.  Section 2.02(d) of the Credit Agreement is hereby amended to decrease the monthly payments of principal due from Borrower to Lender under the Credit Agreement and Note from $233,333.33 to $116,666.67.  Accordingly, commencing on the first Payment Date following the date of this Agreement, and continuing on each monthly Payment Date thereafter through the Maturity Date, Borrower shall make, in addition to payments of accrued interest as set forth in the Credit Agreement, monthly payments of principal to Lender in the amount of ONE HUNDRED SIXTEEN THOUSAND SIX HUNDRED SIXTY SIX AND 67/100 DOLLARS ($116,666.67)

    2.2           Conforming Modifications.  Each of the Loan Documents is hereby amended and modified to be consistent with the foregoing modification and to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein.

    2.3           References.  Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.                 Fees and Expenses.

In consideration of Lender’s agreement to modify the Loan Documents as set forth herein, Borrower agrees to pay to Lender’s counsel, legal fees and expenses in the amount of $750.00.  Borrower and Lender agree that in the event that actual legal fees and expenses incurred by Lender in connection herewith exceed such amount, each of Borrower and Lender shall pay one-half of such additional legal fees and expenses incurred by Lender.

4.                 Ratification of Loan Documents and Collateral.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein.  Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

5.                 Borrower Representations and Warranties.

    Borrower represents and warrants to Lender:

    5.1          No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

    5.2          There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

    5.3          Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

    5.4          Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

    5.5          The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

    5.6          Borrower validly exists under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein.  The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower.  This Agreement has been duly executed and delivered on behalf of Borrower.

6.                Additional Documents.

    Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.

7.                 Execution and Delivery of Agreement by Lender.

   Lender shall not be bound by this Agreement until (i) Lender has executed and delivered this Agreement, and (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, if any.

8.                 Integration, Entire Agreement, Change, Discharge, Termination, or Waiver.

    The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations.  No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

9.                 Binding Effect.

   The Loan Documents, as modified herein, shall be binding upon and shall inure to the benefit of Borrower and Lender and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower; provided, however, Borrower may not assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.

10.               Choice of Law.

    This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflicts of law principles.

11.               Counterpart Execution.

    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.  Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

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IN WITNESS WHEREOF, Lender and Borrower have caused this Modification Agreement to be duly executed and delivered on, and to be effective as of, the date first above written.

UTAH MEDICAL PRODUCTS, INC.
a Utah corporation

By: /s/ Paul O. Richins
Name: Paul O. Richins
Title: Vice President
“Borrower”
JPMORGAN CHASE BANK, N.A.
a national banking association

By: /s/ Lynn Goodale
Name: Lynn Goodale
Title: Senior Banker
“Lender”